UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 14, 2016, Violin Memory, Inc. (“Violin”) received a written notice from the New York Stock Exchange (“NYSE”) that Violin is not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of Violin’s common stock was less than $1.00 over a consecutive 30 trading-day period and that, as a result, Violin is now subject to the suspension of trading and delisting provisions set forth in Sections 801 and 802 of the NYSE Listed Company Manual (the “Notice”). The Notice states that Violin must increase its share price and average share price to more than $1.00 within six months of Violin’s receipt of the Notice. Violin is required to notify the NYSE within ten days of receipt of the Notice of its intention to cure the deficiency or be subject to suspension and delisting procedures. Violin intends to so notify the NYSE.

The Notice states that Violin can demonstrate an accelerated cure based on a $1.00 average share price on both the last trading day of any calendar month within the six-month cure period and the average share price over the 30 trading days preceding the end of that month. The Notice further states that if Violin determines that, in order to cure the price condition it is necessary to take an action that requires stockholder approval, Violin must so inform the NYSE, must obtain stockholder approval by no later than its next annual meeting of stockholders, and must implement the action promptly thereafter. The price condition will be deemed cured if the price promptly exceeds $1.00 per share and remains above that level for at least the following 30 trading days.

Item 7.01	Regulation FD Disclosure.

As required under the NYSE’s rules, Violin issued a press release on October 20, 2016, announcing that it had received the Notice from the NYSE, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the press release, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of Violin Memory, Inc., dated October 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: October 20, 2016	By:	/s/ Cory J. Sindelar
Cory J. Sindelar, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of Violin Memory, Inc., dated October 20, 2016